Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Amortized cost
Due in one year or less	$ 317,002
Due after one year through five years	1,595,959
Due after five years through ten years	1,468,968
Due after ten years	1,093,833
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Amortized Cost Basis, Total	4,475,762
ABS, RMBS and CMBS	74,246
Total	4,550,008	$ 4,534,157
Fair value
Due in one year or less	320,811
Due after one year through five years	1,670,587
Due after five years through ten years	1,524,178
Due after ten years	1,326,978
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Total	4,842,554
ABS, RMBS and CMBS	75,171
Total	$ 4,917,725	$ 4,872,174